UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 22, 2013

GENESIS FINANCIAL, INC.

(Exact Name of registrant as specified in its Charter)

Washington	333-103331	03-0377717
State of Incorporation	Commission File No.	I.R.S. Employer Identification No.

3773 West 5th Avenue, Ste. 301, Post Falls, ID	83854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:  (208) 457-9442

N/A

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02  Election of Directors

On October 22, 2013, the shareholders of Genesis Financial voted re-elect John Coghlan, Michael Kirk, and Virginia Walters as members of the Company's board of directors.  Additionally,  two new directors were elected, Clint Lohman and Michael LaVigne .

Clint Lohman, age 51,  Since 2000, Mr. Lohman has resided in Bozeman, Montana, where he owns and operates Rocky Mountain Gaming.  Moreover Mr. Lohman has ownership in several businesses represented within Eastern Montana and Western North Dakota.  Mr. Lohman has developed and maintains close relationships with farmers, business people and long-standing residents in the Williston Basin.  The combination of Mr. Lohman’s business expertise and relationships specific to the Williston Basin provides the Company with significant advantages in conducting business operations in Montana – North Dakota area.  Mr. Lohman attended and graduated from North Dakota College of Science.  Mr. Lohman's wide range of business skills and attributes qualify him as a member of our Company's board of directors.

Mr. Lavigne, age 55, has served as the CEO and a board member of Silver Verde May Mining Company, Inc. from December 2008 to the present. Silver Verde May, an exploration stage mining company located in Wallace, Idaho, holds a number of properties in Idaho, Utah and Wyoming. From August 2008, Mr. Lavigne served as a consultant for Golden Eagle Mining Company, which was acquired by Silver Verde May in December 2008. Mr. Lavigne also serves on the board of Mascot Mining which holds properties in Idaho and Montana.  Mr. Lavigne serves as a member of the board of directors of West Mountain Index Advisors, Inc.

Mr. Lavigne is the owner and Managing Partner of Capital Peak Partners, LLC.  Capital Peak provides consulting services in the area of corporate and business development. Capital Peak Partners was founded in September of 2010.

Previously Mr. Lavigne held a number of positions in the travel and hospitality industry. From November 2006 to July 2008, Mr. Lavigne founded and served as a director and CEO of Travel Services Group.

Mr. Lavigne received his BA in Accounting from the University of Idaho and a JD from Gonzaga University School of Law.

Mr. Lavigne's business skill and attributes and significant experience in business qualify him as a member of our board of directors.

Item 8.01

Other Events.

On October 22, 2013, the shareholders of Genesis Financial approved an advisory vote on Executive Compensation known as "Say-on-Pay" and approved an advisory vote on Say-on-Pay vote frequency to once every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS FINANCIAL, INC.

Dated: October 28, 2013

     /s/ Virginia Walters

By: Virginia Walters

Title: Treasurer